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                                                                    EXHIBIT 99.9




                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT


         INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT, dated as of September 14, 1998, among (i) the Lender Agent (for the benefit of the Lender Creditors),
(ii) the Interim Lender Agent (for the benefit of the Interim Lender Creditors),
(iii) Norwest Bank Texas, N.A., as collateral agent for the Lenders, (in such capacity, the "Lender Collateral Agent"), (iv) Norwest Bank Texas, N.A., as collateral agent for the Interim Lenders, (in such capacity, the "Interim Lender Collateral Agent"), (v) Norwest Bank Texas, N.A., as collateral agent for the Holders (in such capacity, the "Holder Collateral Agent"), and (vi) Key Energy Group, Inc. and certain of its subsidiaries party hereto.

                                    RECITALS

         WHEREAS, Key Energy Group, Inc., a Maryland corporation (the "Borrower"), the several banks and other financial institutions or entities parties thereto (the "Lenders"), PNC National Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Lender Agent"), the Lender Collateral Agent and PNC Capital Markets, Inc., as arranger (the "Lender Arranger"; together with the Lenders and the Lender Agent, the "Lender Creditors"), have entered into a Second Amended and Restated Credit Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");


         WHEREAS, the Borrower, the several banks and other financial institutions or entities parties thereto (the "Interim Lenders"), Lehman Commercial Paper Inc., as administrative agent for the Interim Lenders (in such capacity, the "Interim Lender Agent") and Lehman Brothers Inc., as arranger (the "Interim Lender Arranger"; together with the Interim Lenders and the Interim Lender Agent, the "Interim Lender Creditors") have entered into an Interim Loan Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Interim Loan Agreement");

         WHEREAS, Dawson Production Services, Inc. has issued 9-3/8% Notes to the holders thereof (the "Holders") pursuant to the Indenture dated as of February 20, 1997 among Dawson, certain Subsidiaries of Dawson and U.S. Trust Company of Texas, N.A. (in such capacity, the "Dawson Trustees"; together with the Holders, the "Holder Creditors");

         WHEREAS, pursuant to the Amended and Restated Master Guarantee and Collateral Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Master Guarantee and Collateral Agreement"), certain of the Borrower's subsidiaries (collectively, the "Guarantors"; together with the Borrower, the "Grantors") have guaranteed the payment in full of the Lender Obligations and, until the Merger Date (as defined in the Credit Agreement), the Interim Lender Obligations (such guarantees, the "Guarantees");

         WHEREAS, pursuant to the Master Guarantee and Collateral Agreement, each Grantor has granted to the Collateral Agent, as defined in the Master Guarantee and Collateral Agreement (for the benefit of the Lender Creditors and, to the extent set forth therein, the Interim Lender Creditors and the Holder Creditors) a Lien on and security interest in certain of its assets and properties to secure the Lender Obligations and, to the extent set forth therein, the Interim Lender Obligations and the Holder Obligations (all as defined in the Master Guarantee and Collateral Agreement);

         WHEREAS, pursuant to the Mortgages and the Oil and Gas Mortgages (each as defined in the Credit Agreement), the Grantors parties thereto have granted and will grant to the Collateral Agent (for the benefit of the Lender Creditors and, to the extent set forth therein, the Interim Lender Creditors and the Holder Creditors, as the case may be) a Lien on and security interest in the assets and properties covered thereby to secure the Lender Obligations and, to the extent set forth therein, the Interim Lender Obligations and the Holder Obligations; and

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         WHEREAS, each of the Lender Agent and the Interim Lender Agent desires to provide for its respective rights (and the rights of the Lenders and the Interim Lenders, respectively) in the Collateral and certain collections from the Grantors and appoint the Collateral Agent as the "collateral agent" as provided for herein and the Grantors wish to agree to and acknowledge the provisions contained herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   SECTION 1.

                                   DEFINITIONS

         1.1 Definitions of Certain Terms. As used herein, unless otherwise defined herein, all terms defined in the Master Guarantee and Collateral Agreement shall be used herein as therein defined, and the following terms shall have the meanings set forth below:

         "Actionable Event of Default": shall have the same meaning as Applicable Event of Default under the Master Guarantee and Collateral Agreement.

         "Administrative Expenses": the unpaid costs and expenses of any sale or sales of, and collections on, any Collateral or any other realization of monies in respect thereof, the reasonable care and safekeeping of any Collateral, and the payment of the unpaid indemnifications, costs and expenses (including reasonable fees and disbursements of counsel employed by the Collateral Agent and any unpaid costs and expenses incurred in connection with the enforcement by the Collateral Agent of this Agreement), fees and other compensation of the Collateral Agent provided for in and under this Agreement.

         "Agreement": this Intercreditor Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Bankruptcy Event of Default": shall mean any Event of Default pursuant to (a) clause (i), (ii) or (iii) of subsection 8(f) of the Credit Agreement or (b) until the Merger Date clauses (i), (ii) or (iii) of subsection 7,1(f) of the Interim Loan Agreement.

         "Collateral": the assets and properties upon which a Lien is to be granted pursuant to the Intercreditor Security Documents.

         "Collateral Account": has the meaning as set forth in subsection 3.1.

         "Creditors": the collective reference to (i) the Lender Creditors, (ii) until the Merger Date, the Interim Lender Creditors and (iii) commencing on the Merger Date and until the Holder Termination Date, the Holder Creditors.

         "Directing Parties": with respect to the Intercreditor Security Documents and all actions to be taken in connection therewith, the Required Lenders (as defined in the Credit Agreement) and, until the Merger Date, the Majority Lenders (as defined in the Interim Loan Agreement).

         "Intercreditor Security Documents": the Master Guarantee and Collateral Agreement, the Mortgages and the Oil and Gas Mortgages.

         "Mortgages": the collective reference to the Mortgages (as defined in the Credit Agreement) and the mortgages entered into by the Borrower pursuant to the Interim Loan Agreement.

         "Notice of Actionable Event of Default": a written notice delivered by any of the Lender Agent, the Interim Lender Agent or the Borrower to the Collateral Agent, stating that an Actionable Event of Default has occurred. A Notice of Actionable Event of

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    Default shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent. A Notice of Actionable Event of Default shall be deemed to have been rescinded when, after a Notice of Actionable Event of Default (other than a Bankruptcy Event of Default) has been given, the Collateral Agent has been instructed by the Person giving such notice that there exists no Actionable Event of Default (provided that, if the Notice of Actionable Event of Default was sent by the Borrower, the Collateral Agent shall confirm the Borrower's rescission of the same with the Lender Agent and, until the Merger Date, the Interim Lender Agent), or when, after a Bankruptcy Event of Default, such Bankruptcy Event of Default is no longer continuing. A Notice of Actionable Event of Default shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded.

         "Operative Documents": the collective reference to the Loan Documents and the Interim Loan Documents.

         "Representative Creditor": each of (i) the Lender Agent, (ii) until the Merger Date, the Interim Lender Agent and (iii) commencing with the Merger Date, the Dawson Trustee and their respective successors and assigns.

         1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references in this Agreement to designated Sections and other subdivisions, unless otherwise noted, are to designated Sections and other subdivisions of this Agreement, and the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Except as otherwise indicated, all the agreements or instruments herein defined or referred to shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof.

                                   SECTION 2.

                    ACTS OF CREDITORS; AMOUNT OF OBLIGATIONS

         2.1 Acts of Creditors. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Directing Parties may be, and at the request of the Collateral Agent shall be, embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by or on behalf of such Directing Parties and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon an Act of the Directing Parties if such Act purports to be taken by or on behalf of such Directing Parties, and nothing in this subsection 2.1 or elsewhere in this Agreement shall be construed to require any of the Directing Parties to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Person.

         2.2 Determination of Amounts of Obligations. Whenever the Collateral Agent is required to determine the existence or amount of any of the Obligations or any portion thereof for any purposes of this Agreement, it shall be entitled to make such determination on the basis of one or more certificates of the Lender Agent (with respect to the Lender Obligations), the Interim Lender Agent (with respect to the Interim Lender Obligations, or any of them) and the Dawson Trustee (with respect to Holder Obligations); provided, however, that if, notwithstanding the request of the Collateral Agent, any Representative Creditor shall fail or refuse within five Business Days of such request to certify as to the existence or amount of any outstanding Obligations or any portion thereof owed to it or any Person on whose behalf it acts thereunder, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its sole discretion,

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determine, including by reliance upon a certificate of the Borrower; provided, further, however, that, promptly following determination of any such amount pursuant to the foregoing proviso, the Collateral Agent shall notify the affected Representative Creditor of such determination and thereafter shall correct any error that such Representative Creditor brings to the attention of the Collateral Agent as promptly as practical, but in any event, within three Business Days. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Borrower or any other Grantor, any Representative Creditor or any other Person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

         2.3 Restrictions on Actions. (a) Until the Merger Date has occurred, as long as any Obligation is outstanding, the provisions of this Agreement shall, notwithstanding the provisions of any other Operative Document, exclusively govern the method by which any Creditor may exercise rights and remedies as to the Collateral. Therefore, each Lender and Interim Lender shall, for the mutual benefit of all Lender Creditors and Interim Lender Creditors (but not for the benefit of any other Person), except as permitted under this Agreement: (i) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedies in respect of the Collateral, except for delivering notices hereunder; and (ii) subject to the second sentence of Section 4.2(b)(i), refrain from exercising any rights or remedies under the Intercreditor Security Documents which may be exercisable as a result of an Actionable Event of Default.

         (b) Notwithstanding subsection 2.3(a), nothing shall prevent (i) any Lender Creditor or any Interim Lender Creditor from exercising the rights and remedies available to it under Section 8 of the Credit Agreement or under
Section 7.1 of the Interim Loan Agreement or from otherwise taking action, judicial or otherwise, to collect past due amounts or enforce its rights under and in accordance with the Loan Documents or the Interim Loan Documents, as applicable (except for exercising any remedies in respect of the Collateral), and (ii) any Lender Creditor or Interim Lender Creditor from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense to the extent solely relating to the Collateral or any one or more of the Intercreditor Security Documents, subject to and in accordance with the provisions of this Agreement.

         2.4 Perfection. Irrespective of the date, manner or order of perfection of the security interests and Liens on the Collateral, and notwithstanding the provisions of the Uniform Commercial Code or any applicable law or decision, as among the Creditors, the priority of each Creditor with respect to the Collateral shall be deemed to be equal.

                                   SECTION 3.

                             PROCEEDS OF COLLATERAL;
                          PAYMENTS BY COLLATERAL AGENT

         3.1 Collateral Account. On the Closing Date there shall be established and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Lender Collateral Agent at the office of the Lender Collateral Agent located at 500 West Texas Avenue, Midland, Texas 79701, a collateral account, which shall be entitled the "Key Collateral Account" (the "Collateral Account"). Upon an Actionable Event of Default, the Collateral Agent shall deposit all amounts received by it in its capacity as Collateral Agent (and not in any other capacity) in respect of the Collateral or, until the Merger Date, pursuant to enforcement of the Guarantees, including all monies received on account of any sale of or other realization upon any of the Collateral pursuant to any Operative Document. All right, title and interest in and to the Collateral Account shall vest exclusively in the Collateral Agent, for the benefit of the applicable Creditors, and shall be held by the Collateral Agent hereunder subject to the terms hereof. Neither the Borrower nor any other Person shall have any rights with respect to the Collateral Account and the Collateral Agent shall have exclusive dominion and control over the Collateral Account and the monies deposited therein; provided that the Collateral Agent shall at all times act in accordance with the provisions of this Agreement. Monies deposited in the Collateral Account and all certificates and instruments evidencing investments made with monies deposited in the Collateral Account pursuant to subsection 3.4 hereof shall constitute security for (i) the Lender Obligations, (ii) until the Merger Date has occurred, the Interim Lender Obligations and (iii) commencing with the Merger Date and until the Holder Termination Date, the Holder Obligations, and shall be applied or disbursed in accordance with the

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terms of this Agreement.

         3.2 Application of Proceeds.

         (a) General Application: Amounts on deposit in the Collateral Account shall be applied:

         First, to the payment of any Administrative Expenses;

         Second, to the reimbursement of any Creditor for any and all losses incurred resulting from any indemnity provided in accordance with subsection 4.4(d) or 4.7 by such Creditor;

         Third, (to the extent not previously reimbursed), to the pro rata payment of all Obligations that consist of costs and expenses incurred in connection with the preservation, collection, enforcement or protection of the rights in respect of the Collateral;

         Fourth, to (i) the Lender Agent (for the benefit of the Lenders) in payment of the unpaid principal of the Loans and the Reimbursement Obligations, for the then undrawn and unexpired amount of the then outstanding Letters of Credit and for all amounts then owing under the Hedge Agreements (other than fees, expenses or interest), (ii) until the Merger Date, to the Interim Lender Agent (for the benefit of the Interim Lenders) in payment of the unpaid principal of the Interim Loans, and (iii) commencing on the Merger Date, to the Dawson Trustee (for the benefit of the Holders) in payment of the unpaid principal of the Dawson 9-3/8% Notes, such amount in this clause Fourth to be shared pro rata in accordance with the respective outstanding amounts thereof, until all such amounts are paid in full;

         Fifth, to (i) the Lender Agent (for the benefit of the Lenders) in payment of all due and payable interest on the Loans and Reimbursement Obligations, (ii) until the Merger Date, to the Interim Lender Agent (for the benefit of the Interim Lenders) in payment of all due and payable interest on the Interim Loans, and (iii) commencing on the Merger Date, to the Dawson Trustee (for the benefit of the Holders) in payment of all due and payable interest on the Dawson 9-3/8% Notes, such amounts in this clause Fifth to be shared pro rata in accordance with the respective amounts thereof, until all such amounts are paid in full;

         Sixth, to the Lender Agent (for the benefit of the Lender Creditors) in payment of all remaining Lender Obligations, (ii) until the Merger Date, to the Interim Lender Agent (for the benefit of the Interim Lender Creditors) in payment of all remaining Interim Lender Obligations, and (iii) commencing on the Merger Date, to the Dawson Trustee (for the benefit of the Holders) in payment of all remaining Holder Obligations, such amounts in this clause Sixth to be shared pro rata in accordance with the respective amounts thereof, until all such amounts are paid in full; and

         Seventh, the balance, if any, after all of the Obligations have been satisfied and the Commitments terminated, to the Borrower or such other Person as may be required by law.

         3.3 Time of Payments. Unless the Collateral Agent shall have received written instructions from the Lender Agent and the Interim Lender Agent as to the times at which any amounts are to be distributed pursuant to subsection 3.2, all distributions under subsection 3.2 shall be made at such times as the Collateral Agent shall in its reasonable discretion determine to be as soon as practicable.

         3.4 Investment of Amounts in Collateral Account. Pending the disbursement thereof pursuant to the terms of this Agreement, all amounts in the Collateral Account shall (to the extent the Collateral Agent deems practical) be invested by the Collateral Agent in Cash Equivalents. Any reduction in such amounts so invested resulting from a reduction in the value of such Cash Equivalents shall not be deemed to reduce any outstanding Obligations or to give rise to any claim or right by any party. All such investments shall be evidenced either (a) by negotiable certificates or instruments which are held by or for the account of the Collateral Agent or (b) by book entries maintained in a state in which the Collateral Agent may be granted by book entries a perfected security interest in the securities relating thereto.

         3.5 Amounts Held for Contingent Obligations. In the event any Lender shall receive any
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moneys pursuant to subsection 3.2 in respect of the contingent portion of the outstanding Obligations, then such Lender shall invest such moneys in Cash Equivalents maturing within 90 days after they are acquired by such Lender and shall hold all such amounts so distributable, and all such investments and the net proceeds thereof, in trust until (i) all or part of such contingent claim shall have become fixed, in which case such Lender shall apply to the payment of such fixed claim from such investments and the proceeds thereof an amount equal to such fixed claim, and shall promptly give notice thereof to the Borrower and the Collateral Agent or (ii) all or part of such contingent claim shall have been extinguished, whether as the result of an expiration without drawing of any Letter of Credit, payment of amounts secured or covered by any Letter of Credit other than by drawing thereunder, in which case such Lender, shall, as soon as practicable thereafter, notify the Borrower and the Collateral Agent and shall distribute from such investments, and the proceeds thereof, an amount equal to the portion of contingent claim which has been extinguished together with interest earned thereon from the date first invested until so distributed, to the Collateral Agent for deposit in the Collateral Account and application in accordance with the provisions of subsection 3.2.


                                   SECTION 4.

                         CONCERNING THE COLLATERAL AGENT

         4.1 Appointment of Collateral Agent. Each of the Lender Agent (on behalf of the Lenders) and the Interim Lender Agent (on behalf of the Interim Lenders) hereby appoints Norwest Bank Texas, N.A. to act as its Collateral Agent pursuant to the terms of the Intercreditor Security Documents and this Agreement, and Norwest Bank Texas, N.A. agrees to act as Collateral Agent for the Representative Creditors, pursuant to the terms of the Intercreditor Security Documents and this Agreement.

         4.2 Duties.

         (a) Notices to Representative Creditors. The Collateral Agent shall promptly notify the Lender Agent and the Interim Lender Agent in the event it shall receive any Notice of Actionable Event of Default or any Notice of Actionable Event of Default shall be rescinded.

         (b) Actions Under Security Documents. (i) The Collateral Agent shall not be obligated to take any action under this Agreement or any of the Intercreditor Security Documents except for the performance of such duties as are specifically set forth herein or therein. Subject to the provisions of this
Section 4, the Collateral Agent shall take any action under or with respect to the Intercreditor Security Documents which is requested by the Directing Parties and which is not inconsistent with or contrary to the provisions of this Agreement or the Intercreditor Security Documents. At any time when a Notice of Actionable Event of Default shall have been given and shall be outstanding, the Collateral Agent shall, subject in all cases to the provisions of this Section 4, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it under the Intercreditor Security Documents or any of them in accordance with any written instructions received from the Directing Parties. Absent written instructions from the Directing Parties, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Intercreditor Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Creditors in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Creditors; provided that, except as provided in paragraph (ii) below, in the absence of written instructions (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Directing Parties the Collateral Agent shall not foreclose any Lien on the Collateral or exercise any other remedies available to it under any Intercreditor Security Documents with respect to the Collateral or any part thereof. Absent contrary instructions from the Directing Parties, the Collateral Agent shall take reasonable measures to maintain the perfection of the security interests in the Collateral granted pursuant to the Intercreditor Security Documents.

             (ii) If the Collateral Agent has requested instructions from the Directing Parties at a time when a Notice of Actionable Event of Default shall be outstanding and the Directing Parties have not responded to such request within 30 days thereafter, the Collateral Agent may take, but shall have no obligation to take, any and all actions under the Intercreditor Security Documents or any of them or otherwise, including foreclosure of any Lien or any other exercise of remedies, as the Collateral Agent, in good faith, shall determine to be in the interests of the Creditors and to maximize both the value of the Collateral and the present value of

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the recovery by each of the Creditors of the outstanding Obligations owed to it;
provided, that, if instructions are thereafter received from the Directing Parties, then the actions of the Collateral Agent shall be subject to subsection 4.2(b)(i)

         4.3 Limitations on Responsibility of Collateral Agent. (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any other Operative Document, except for those expressly made by it herein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Grantors to the Collateral, as to the security afforded by this Agreement or any Intercreditor Security Document, except as expressly set forth in Section 5, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any other Operative Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the Intercreditor Security Documents or the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Grantors or to any Creditor as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession at least that level of care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Borrower or the other Grantors of any of the covenants or agreements contained herein or in the other Operative Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement or any other Operative Document except for its or such person's own gross negligence or wilful misconduct. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by it or any such person in accordance with any notice given by the Directing Parties. The Collateral Agent may execute any of the powers granted under this Agreement or any of the Intercreditor Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or wilful misconduct.

         4.4 Reliance by Collateral Agent; Indemnity Against Liabilities; etc.
(a) The Collateral Agent may consult with counsel and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder or the Collateral from any court of competent jurisdiction.

         (b) The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence or wilful misconduct or actual notice to the contrary, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Collateral Agent in connection with this Agreement.

         (c) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Actionable Event of Default unless and until the Collateral Agent shall have received a Notice of Actionable Event of Default. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice to inquire whether an Actionable Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice so furnished to it.

         (d) If the Collateral Agent has been requested to take any specific action pursuant to any provision of this Agreement, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless it shall have been provided indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

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         4.5 Resignation or Removal of the Collateral Agent. The Collateral
Agent may at any time (a) by giving 30 days' prior written notice to the Lender Agent and, prior to the Merger Date, the Interim Agent, resign and be discharged from the responsibilities hereby created, or (b) if the Directing Parties conclude that the Collateral Agent shall have acted under and in respect of this Agreement in a manner which constitutes negligence or otherwise conclude in the reasonable exercise of their business judgment that the Collateral Agent should be removed, be removed from its position as Collateral Agent by the Directing Parties, such resignation or removal to become effective upon the earlier of (x) the acceptance of the appointment of a successor pursuant to the following sentence or (y) the appointment of a successor by the Directing Parties and the acceptance of such appointment by such successor. If no successor shall be appointed and approved pursuant to clause (y) above within 30 days after the date of any such resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed by the Directing Parties as above provided or may, on behalf of the Representative Creditors, appoint a successor Collateral Agent. Any successor Collateral Agent shall be a bank organized under the laws of the United States or any State thereof, with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 that is authorized to perform the functions of the Collateral Agent hereunder.

         4.6 Expenses and Indemnification by Borrower. By its consent hereto, each Grantor jointly and severally agrees (i) to reimburse the Collateral Agent, on demand, for any reasonable expenses incurred by the Collateral Agent, including reasonable counsel fees and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any related document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Creditors under this Agreement and the Intercreditor Security Documents and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any action taken or omitted by them under this Agreement; provided that the Grantors shall not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Collateral Agent or any of its directors, officers, employees or agents.

         4.7 Expenses and Indemnification by Lenders and Interim Lenders. (a) Each Lender and until the Merger Date each Interim Lender agrees (i) to reimburse the Collateral Agent, on demand, in accordance with the provisions of subsection 4.7(b), for any expenses referred to in subsection 4.6 which shall not have been reimbursed by the Grantors or paid from the proceeds of Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, in the amount of its pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in subsection 4.6, to the extent the same shall not have been reimbursed by the Borrower or any other Grantor or paid from the Proceeds of Collateral as provided herein; provided that no Lender or Interim Lender shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Collateral Agent or any of its directors, officers, employees or agents.

         (b) The reimbursement and indemnification obligations of each Lender and each Interim Lender shall be for the benefit of all Collateral Agents and shall be several and pro rata, at any time to be based upon the Obligations owed to each such Creditor at such time in relation to the aggregate Obligations then outstanding, provided, that nothing in this subsection 4.7(b) shall be interpreted in a manner to limit the indemnity provided to the Collateral Agent by any Creditor pursuant to subsection 4.4(d).


                                   SECTION 5.

                         REPRESENTATIONS AND WARRANTIES

         The Collateral Agent, the Lender Agent and the Interim Lender Agent each represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate action on its part and (ii) will not contravene any provision of its charter or by-laws or any order of any court or other Governmental Authority having applicability to it or any applicable law, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, enforceable and binding obligation.


                                   SECTION 6.

                       GENERAL INTERCREDITOR ARRANGEMENTS

         6.1 Turnover of Collateral and Certain Payments. (a) If any Lender or Interim Lender (i) acquires custody, control or possession of any Collateral or Proceeds therefrom or (ii) receives any payment of the Obligations from the Collateral or Proceeds thereof or, until the Merger Date, from enforcement of the Guarantee, other than pursuant to the terms of this Agreement (an "Excess Payment"), then such Creditor shall in each such case promptly cause such Collateral or Proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of this Agreement. Until such time as the provisions of the immediately preceding sentence have been complied with, such Creditor shall be deemed to hold such Collateral, proceeds or payments in trust for the parties entitled thereto hereunder. Notwithstanding the foregoing, no Creditor shall be required to deliver to or put in the custody, possession or control of the Collateral Agent or to hold in trust as specified in the preceding sentence any payment or prepayment of principal, interest, premium or fees received in accordance with the terms of the Credit Agreement or the Interim Loan Agreement, as applicable, prior to the Collateral Agent's receipt of a Notice of Actionable Event of Default, or amounts paid pursuant to the provisions of Section 3 at any time.

         6.2 Setoffs. If any Creditor exercises any right of setoff or similar right with respect to any assets (whether or not such assets shall constitute Collateral) of the Borrower or any other Grantor for payment of any outstanding Obligations, such Creditor may apply such amounts to such outstanding Obligation arising under the Operative Documents, as applicable; provided, that any Lender Creditor exercising such rights shall comply with the provisions of subsection
10.7 of the Credit Agreement and any Interim Lender Creditor exercising such rights shall comply with the provisions of subsection 2.11 of the Interim Loan Agreement.


                                   SECTION 7.

                                  MISCELLANEOUS

         7.1 No Individual Action. No Creditor may require the Collateral Agent to take or refrain from taking any action hereunder or under any of Intercreditor Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement.

         7.2 Successors and Assigns. (a) This Agreement shall be binding on and inure to the benefit of the Collateral Agent, each of the Administrative Agent and Interim Lender Agent and their respective successors and permitted assigns (including any assignee of the Administrative Agent in accordance with the Credit Agreement and any assignee of any Interim Lender Agent in accordance with the Interim Loan Agreement). The rights and obligations of any Lender or Interim Lender under this Agreement shall be assigned automatically, without the need for the execution of any document or any other action, to, and the term "Lender" or "Interim Lender" as used in this Agreement shall include, any assignee, transferee or successor of such Creditor under the Credit Agreement or the Interim Loan Agreement, as the case may be, in accordance with the terms of and upon the effectiveness of an assignment pursuant to subsection 10.6 of the Credit Agreement or subsection 6.1 of the Interim Loan Agreement, as the case may be, and any such assignee, transferee or successor shall automatically become a party to this Agreement. Each of the Lenders and the Interim Lenders agrees that it shall deliver a complete copy of this Agreement to any potential assignee, transferee or successor of such Lender or Interim Lender prior to the execution of any such assignment. This Agreement is not intended to confer any benefit on, or create any obligation of the Collateral Agent or any Creditor to, the Borrower or any third party, including the Guarantors, even if such Person acquires, by subrogation or otherwise, any interest of the Lenders or the Interim Lenders in any of the Obligations or Collateral.

         7.3 Notices. Notices and other communications provided for herein or in any related document shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

         if to the Lender Agent:  PNC Bank, National Association
                                        One PNC Plaza, Third Floor
                                        249 Fifth Avenue
                                        Pittsburgh, Pennsylvania 15222-2707
                                        Attention: Mr. Thomas Majeski
                                        Telecopy: (412) 762-2571
                                        Telephone: (412) 762-2431

         with a copy to:          PNC Bank, National Association
                                        One PNC Plaza, Fourth Floor Annex
                                        249 Fifth Avenue
                                        Pittsburgh, Pennsylvania 15222-2707
                                        Attention: Ms. Arlene Ohler
                                        Telecopy: (412) 762-8672
                                        Telephone: (412) 762-3627

         if to the Interim
          Lender Agent:           Lehman Commercial Paper Inc.
                                        3 World Financial Center
                                        New York, New York 10285
                                        Attention: Michael O'Brien
                                        Telecopy: (212) 526-7691

         if to the Lender
           Collateral Agent,
           Interim Lender
           Collateral Agent
           and/or the Holder
           Collateral Agent:            Norwest Bank Texas, N.A., as Collateral Agent
                                          pursuant to the Key Energy Group, Inc. Intercreditor
                                          Agreement, dated as of September 14, 1998
                                        500 West Texas Avenue
                                        Midland, Texas 79701
                                        Attention: Mr. Mark McKinney
                                        Telecopy: (915) 685-5441
                                        Telephone: (915) 685-5149]

         if to any Grantor:             Key Energy Group, Inc.
                                        Two Tower Center, Tenth Floor
                                        East Brunswick, New Jersey 08816
                                        Attention: Mr. Stephen E. McGregor
                                        Telecopy: (908) 659-1526
                                        Telephone: (908) 247-5148.


All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, graphic scanning or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this subsection 7.3 or in accordance with the latest unrevoked direction from such party given in accordance with this subsection 7.3. Addresses of any party may be changed by written notice by such party to the Collateral Agent.

         7.4 Termination. This Agreement shall terminate automatically upon the earlier of (a) the Merger Date occurring and the Holder Termination Date and (b) the indefeasible payment in full of the Obligations; provided, however, that subsections 4.6, 4.7 and 7.5 of this Agreement shall survive, and remain operative and in full force and effect, regardless of the termination of this Agreement.

         7.5 APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         7.6 Modification of Agreement. No modification or amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each party hereto (other than the Interim Loan Agent after the Merger Date). No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

         7.7 Waiver of Rights. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

         7.8 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

         7.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         7.10 Section Headings. The Section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         7.11 Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any other Operative Document, the provisions of this Agreement shall be controlling.

         7.12 Applicability. (a) Anything herein, or in any other Operative Document, or the Dawson Indenture to the contrary notwithstanding, upon the occurrence of the Merger Date and without the requirement of any further action to be taken hereunder, the Interim Lender Creditors (including their successors and assigns) will no longer be entitled to the benefits of this Agreement including without limitation, the right to share in payments from Proceeds of the Collateral or the Guarantee. The Interim Lender Collateral Agent is hereby authorized and directed by the Interim Lender Creditors, on the occurrence of the Merger Date, to execute such UCC-3 termination statements, Mortgage releases or take such other action as may be necessary to terminate and release the Liens provided for in the Intercreditor Security Documents in favor of the Lender Collateral Agent for the benefit of the Interim Creditors. At the Borrower's expense, the Interim Lender Agent shall promptly after the occurrence of the Merger Date execute and deliver to the Collateral Agent such other documentation as may be reasonably requested by the Collateral Agent or the Borrower in connection with the foregoing terminations and releases. On the occurrence of the Merger Date, the Holders will be entitled to the benefits of this Agreement with respect to the Collateral (but not the Guarantee) until the earlier of (i) the Collateral being released by the Collateral Agent or the payment in full of the Lender Obligations and (ii) the Holder Termination Date. The Holder Collateral Agent is hereby authorized, on the occurrence of the Holder Termination Date, to execute such UCC-3 termination statements, Mortgage releases or take such other action as may be necessary to terminate and release the Liens provided for in the Intercreditor Security Documents in favor of the Holder Collateral Agent for the benefit of the Holders.

         (b) The rights granted to the Collateral Agent for the equal and ratable benefit, effective on and after the Merger Date, of the Holder Creditors, are solely derivative rights, and such rights exist and continue only to the extent, and for so long as, the Lender Collateral Agent for benefit of the Lenders, has any security interest, right, title or interest in the Collateral. In the event that this Agreement is terminated in accordance with its terms, the rights granted to the Collateral Agent for the equal and ratable benefit, effective on and after the Merger Date, of the Holder Creditors, will be automatically terminated without any further action.

         7.13 Parties. Pursuant to Section 10.17 of the Credit Agreement, the Lender Agent has been directed by all Lenders parties thereto to execute and deliver this Agreement on their behalf, thereby constituting their assumption of the rights and obligations of Lenders hereunder, and pursuant to Section 14.18 of the Interim Loan Agreement, the Interim Lender Agent has been directed by the Interim Lenders party thereto to execute and deliver this Agreement on their behalf, thereby constituting their assumption off the rights and obligations of Interim Lenders hereunder.

         IN WITNESS WHEREOF, the Collateral Agent, the Lender Agent and the Interim Lender Agent have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              PNC BANK, NATIONAL ASSOCIATION, as
                              Lender Agent


                              By:   /s/ Thomas K. Grundman
                                 ---------------------------------------
                                       Name:    Thomas K. Grundman
                                       Title:   Senior Vice President


                              LEHMAN COMMERCIAL PAPER INC., as
                               Interim Lender Agent


                              By:   /s/ Dennis Dee
                                 ---------------------------------------
                                       Name:    Dennis J. Dee
                                       Title:   Authorized Signatory

                              NORWEST BANK TEXAS, N.A., as
                               Lender Collateral Agent


                              By:   /s/ Mark D. McKinney
                                 ---------------------------------------
                                       Name:    Mark D. McKinney
                                       Title:   Senior Vice President


                              NORWEST BANK TEXAS, N.A., as
                               Interim Lender Collateral Agent


                              By:   /s/ Mark D. McKinney
                                 ---------------------------------------
                                       Name:    Mark D. McKinney
                                       Title:   Senior Vice President


                              NORWEST BANK TEXAS, N.A., as
                               Holder Collateral Agent


                              By:   /s/ Mark D. McKinney
                                 ---------------------------------------
                                       Name:    Mark D. McKinney
                                       Title:   Senior Vice President

                              KEY ENERGY GROUP, INC.


                              By:   /s/ Stephen E. McGregor
                                 --------------------------------------------
                                       Title:   Executive Vice President



                              YALE E. KEY, INC.
                              KEY ENERGY DRILLING, INC.
                              WELLTECH EASTERN, INC.
                              ODESSA EXPLORATION INCORPORATED
                              KALKASKA OILFIELD SERVICES, INC.
                              WELL-CO OIL SERVICE, INC.
                              PATRICK WELL SERVICE, INC.
                              MOSLEY WELL SERVICE, INC.
                              RAM OIL WELL SERVICE, INC.
                              ROWLAND TRUCKING CO., INC.
                              LANDMARK FISHING & RENTAL, INC.
                              DUNBAR WELL SERVICE, INC.
                              FRONTIER WELL SERVICE, INC.
                              KEY ROCKY MOUNTAIN, INC.
                              KEY FOUR CORNERS, INC.
                              JETER SERVICE CO.
                              JETER WELL SERVICE, INC.
                              JETER TRANSPORTATION, INC.
                              INDUSTRIAL OILFIELD SUPPLY, INC.
                              BROOKS WELL SERVICING, INC.
                              UPDIKE BROTHERS, INC.
                              J.W. GIBSON WELL SERVICE COMPANY
                              KEY ENERGY SERVICES -
                                 SOUTH TEXAS, INC.
                              MIDLAND ACQUISITION CORP.
                              WATSON OILFIELD SERVICE &
                                 SUPPLY, INC.
                              WELLTECH MID-CONTINENT, INC.



                              By:  /s/ Stephen E. McGregor
                                 -------------------------------------
                                   Title: Vice President
                                       of all the foregoing companies